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                                                                    EXHIBIT 10.3


               SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

                  THIS SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of June 19, 2002 (this "AMENDMENT"), is entered into by and among TBSV, Inc., a, Delaware corporation ("SELLER"), Thomas & Betts Corporation, a Tennessee corporation, ("INITIAL MASTER SERVICER"), Blue Ridge Asset Funding Corporation, a Delaware corporation ("PURCHASER"), and Wachovia Bank National Association ("ADMINISTRATIVE AGENT"), and pertains to the Receivables Purchase Agreement dated as of September 21, 2001 amongst the parties hereto (as previously amended and as heretofore and hereby amended, the "PURCHASE AGREEMENT"). UNLESS OTHERWISE DEFINED IN THIS AMENDMENT CAPITALIZED TERMS USED HEREIN SHALL HAVE THE MEANINGS ASSIGNED TO SUCH TERMS IN THE PURCHASE AGREEMENT.

                             PRELIMINARY STATEMENTS

         WHEREAS, The Seller wishes to make certain amendments to the Purchase Agreement; and

         WHEREAS, The Purchaser and Administrative Agent are willing to agree to such amendments.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:


1) Amendments.

         a) Exhibit I is hereby amended by amending and restating the following definitions in their entirety:

                  "DEFAULT HORIZON RATIO" means, as of any Cut-Off Date, the result (expressed as a decimal) obtained by dividing

                  (i) the product of

                           (a) the aggregate Sales generated by the Originators
                               during the six Collection Periods ending on such Cut-Off Date and

                           (b) the Six Fiscal Period Adjustment Factor for such
                               Cut-Off Date,

                  by (ii) the Net Pool Balance as of such Cut-Off Date.

                  "DEFAULT RATIO" means, as of any Cut-Off Date, the result (expressed as a percentage) obtained by dividing

                           (i)      the result obtained by dividing

                                    (a)      the total amount of Receivables
                                             which became Defaulted Receivables
                                             during the Collection Period that
                                             includes such Cut-Off Date by

                                    (b)      the Collection Period Weeks in such
                                             Collection Period, by


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                           (ii)     the result obtained by dividing

                                    (a)      the aggregate Sales generated by
                                             the Originators during the
                                             Collection Period occurring six
                                             months prior to the Collection
                                             Period ending on such Cut-Off Date
                                             by

                                    (b)      the Collection Period Weeks in such
                                             prior Collection Period.

                  "DILUTION HORIZON RATIO" means, as of any Cut-Off Date, the result (expressed as a decimal) obtained by dividing

                          (i)      the product of

                                   (a)  the aggregate Sales generated by the
                                        Originators during the Collection Period ending on such Cut-Off Date and

                                   (b)  the Fiscal Period Adjustment Factor for
                                        such Cut-Off Date, by

                          (ii)     the Net Pool Balance as of such Cut-Off Date.

                  "DILUTION RATIO" means, as of any Cut-Off Date, the result (expressed as a percentage) obtained by dividing

                          (i)      the result obtained by dividing

                                   (a)  the aggregate amount of Dilution that
                                        occurred during the Collection Period
                                        ending on such Cut-Off Date by

                                   (b)  the Collection Period Weeks in such
                                        Collection Period, by

                          (ii)     the result obtained by dividing

                                   (a)  the aggregate Sales generated by the
                                        Originators during the Collection Period immediately preceding the Collection Period ending on such Cut-Off Date by

                                   (b)  the Collection Period Weeks in such
                                        immediately preceding Collection Period.

         b) Exhibit I is hereby amended by adding the following new definitions in the proper alphabetical order:

                  "COLLECTION PERIOD WEEKS" means the result obtained by dividing the actual number of days in a Collection Period by seven (7.0).

                  "FISCAL PERIOD ADJUSTMENT FACTOR" means, for any Cut-Off Date, the result obtained by dividing

                           (i) the quotient of 365/12 by (ii) the product of

                                   (a) the Collection Period Weeks in the
                                       Collection Period ending on such Cut-Off
                                       Date and

                                   (b) 7.

                  "SIX FISCAL PERIOD ADJUSTMENT FACTOR" means, for any Cut-Off Date, the result obtained by dividing

                           (i)     182.5 by

                           (ii)    the product of


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                                   (a)  the sum of the Collection Period Weeks
                                        in the six Collection Periods ending on
                                        such Cut-Off Date and

                                   (b)  7.


2) Conditions Precedent. This Amendment shall become effective as of the date first above written upon:

         a) execution and delivery to the Agent of a counterpart hereof by each of the parties hereto.

3)       Miscellaneous.

         a) CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

         b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         c) Ratification of Purchase Agreement. Except as expressly amended hereby, the Purchase Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed.



                            (Signature page follows)



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered by their duly authorized officers as of the date hereof.


                                                        BLUE RIDGE ASSET FUNDING
                                                       CORPORATION, as Purchaser

                                        By: Wachovia Bank, National Association,
                                                             as Attorney-in-Fact

                                              By: /s/ ELIZABETH R. WAGNER
                                                 -------------------------------
                                                 Name:  Elizabeth R. Wagner
                                                 Title: Director


                                                         WACHOVIA BANK, NATIONAL
                                            ASSOCIATION, as Administrative Agent

                                              By:  /s/ GARY G. FLEMING, JR.
                                                 -------------------------------
                                                 Name:  Gary G. Fleming, Jr.
                                                 Title: Director

                                              TBSPV, Inc, as Seller

                                              By: /s/ TOM OVIATT
                                                 -------------------------------
                                                 Name:  Tom Oviatt
                                                 Title: Treasurer

                                                  Thomas & Betts Corporation, as
                                                         Initial Master Servicer

                                              By: /s/ TOM OVIATT
                                                 -------------------------------
                                                 Name:  Tom Oviatt
                                                 Title: Treasurer